EXHIBIT 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2004

Table of Contents

Reported Basis
Consolidated Balance Sheets	1
Loans, Leases and Deposits	2
Consolidated Quarterly Average Balance Sheets	3
Consolidated Quarterly Net Interest Margin Analysis	4
Selected Quarterly Income Statement Data	5
Quarterly Credit Reserves and Net Charge-Off Analysis	6
Quarterly Non-Performing Assets and Past Due Loans and Leases	7
Quarterly Stock Summary, Capital, and Other Data	8
Quarterly Operating Lease Performance	9

Note:

The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change March ‘04 vs. ‘03
	March 31,	December 31	March 31,
(in thousands)	2004	2003	2003	Amount	Percent
Assets
Cash and due from banks	$841,432	$899,689	$863,782	$(22,350)	(2.6)%
Federal funds sold and securities purchased under resale agreements	224,841	96,814	46,456	178,385	N.M.
Interest bearing deposits in banks	54,027	33,627	36,117	17,910	49.6
Trading account securities	16,410	7,589	22,715	(6,305)	(27.8)
Mortgage loans held for sale	230,417	226,729	513,638	(283,221)	(55.1)
Securities available for sale - at fair value	5,455,138	4,925,232	3,680,260	1,774,878	48.2
Investment securities - fair value $3,294; $3,937 and $7,075, respectively	3,209	3,828	6,908	(3,699)	(53.5)
Total loans and leases (1)	21,193,627	21,075,118	18,896,499	2,297,128	12.2
Less allowance for loan and lease losses	295,377	299,732	303,636	(8,259)	(2.7)

Net loans and leases	20,898,250	20,775,386	18,592,863	2,305,387	12.4

Operating lease assets	1,070,958	1,260,440	1,951,316	(880,358)	(45.1)
Bank owned life insurance	938,156	927,671	895,780	42,376	4.7
Premises and equipment	351,073	349,712	340,223	10,850	3.2
Goodwill and other intangible assets	216,805	217,009	218,363	(1,558)	(0.7)
Customers’ acceptance liability	7,909	9,553	10,004	(2,095)	(20.9)
Accrued income and other assets	805,455	786,047	726,209	79,246	10.9

Total Assets	$31,114,080	$30,519,326	$27,904,634	$3,209,446	11.5%

Liabilities and Shareholders’ Equity
Total deposits (1)	$18,988,846	$18,487,395	$17,688,984	$1,299,862	7.3%
Short-term borrowings	1,076,302	1,452,304	2,149,128	(1,072,826)	(49.9)
Bank acceptances outstanding	7,909	9,553	10,004	(2,095)	(20.9)
Federal Home Loan Bank advances	1,273,000	1,273,000	1,253,000	20,000	1.6
Subordinated notes	1,066,705	990,470	633,896	432,809	68.3
Other long-term debt	4,478,599	4,544,509	2,473,006	2,005,593	81.1
Company obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding solely junior subordinated debentures of the parent company (2)	—	—	300,000	(300,000)	(100.0)
Allowance for unfunded loan commitments and letters of credit	32,089	35,522	33,381	(1,292)	(3.9)
Accrued expenses and other liabilities	1,826,451	1,451,571	1,207,189	619,262	51.3

Total Liabilities	28,749,901	28,244,324	25,748,588	3,001,313	11.7

Shareholders’ equity
Preferred stock - authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock - without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 229,410,043; 229,008,088 and 228,641,557 shares, respectively	2,482,342	2,483,542	2,483,258	(916)	(0.0)
Less 28,456,212; 28,858,167 and 29,224,698 treasury shares, respectively	(541,048)	(548,576)	(555,042)	13,994	(2.5)
Accumulated other comprehensive income	21,490	2,678	54,630	(33,140)	(60.7)
Retained earnings	401,395	337,358	173,200	228,195	N.M.

Total Shareholders’ Equity	2,364,179	2,275,002	2,156,046	208,133	9.7

Total Liabilities and Shareholders’ Equity	$31,114,080	$30,519,326	$27,904,634	$3,209,446	11.5%

(1)	See Page 2 for detail of Loans and Deposits.

(2)
In accordance with FIN 46, capital securities issued by Huntington Capital I and II, previously regarded as consolidated subsidiary trusts, are no longer reflected in Huntington’s balance sheet. The related parent company debt to these entities is reported in Subordinated notes. N.M. - Not Meaningful.

N.M. - Not Meaningful.

Huntington Bancshares Incorporated
Loans, Leases and Deposits

Loans and Leases (Direct Financing and Operating)

(in thousands)	March 31, 2004		December 31, 2003		March 31, 2003
By Type	Balance	%	Balance	%	Balance	%
Commercial and industrial	$5,479,963	24.6	$5,313,517	23.8	$5,749,099	27.6
Commercial real estate	4,271,982	19.2	4,172,083	18.7	3,777,095	18.1

Total Commercial	9,751,945	43.8	9,485,600	42.5	9,526,194	45.7

Consumer
Automobile loans	2,267,310	10.2	2,991,642	13.4	2,738,264	13.1
Automobile leases	2,065,883	9.3	1,902,170	8.5	1,137,933	5.5
Home equity	3,980,111	17.9	3,792,189	17.0	3,285,244	15.8
Residential mortgage	2,756,625	12.4	2,530,665	11.3	1,825,449	8.8
Other loans	371,753	1.7	372,852	1.7	383,415	1.8

Total Consumer	11,441,682	51.5	11,589,518	51.9	9,370,305	45.0

Total Loans and Direct Financing Leases	21,193,627	95.2	21,075,118	94.4	18,896,499	90.6
Operating Lease Assets	1,070,958	4.8	1,260,440	5.6	1,951,316	9.4

Total	$22,264,585	100.0	$22,335,558	100.0	$20,847,815	100.0

By Business Segment (2)
Regional Banking
Central Ohio	$4,988,334	22.4	$4,652,070	20.8	$4,018,209	19.3
Northern Ohio	2,681,167	12.0	2,578,970	11.5	2,712,655	13.0
Southern Ohio / Kentucky	1,703,413	7.7	1,676,930	7.5	1,560,751	7.5
West Michigan	2,154,587	9.7	2,076,734	9.3	1,951,808	9.4
East Michigan	1,340,679	6.0	1,267,682	5.7	1,213,866	5.8
West Virginia	807,729	3.6	801,938	3.6	824,733	4.0
Indiana	752,850	3.4	730,620	3.3	692,378	3.3

Total Regional Banking	14,428,759	64.8	13,784,944	61.7	12,974,400	62.3

Dealer Sales	6,370,665	28.6	7,058,563	31.6	6,621,403	31.8
Private Financial Group	1,322,385	5.9	1,296,412	5.8	1,118,340	5.4
Treasury / Other	142,776	0.7	195,639	0.9	133,672	0.5

Total Loans and Leases	$22,264,585	100.0	$22,335,558	100.0	$20,847,815	100.0

Deposit Liabilities

(in thousands)	March 31, 2004		December 31, 2003		March 31, 2003
By Type	Balance	%	Balance	%	Balance	%
Demand deposits
Non-interest bearing	$2,918,380	15.4	$2,986,992	16.2	$2,950,201	16.7
Interest bearing	6,866,174	36.2	6,411,380	34.7	5,870,246	33.2
Savings deposits	3,002,295	15.8	2,959,993	16.0	2,981,091	16.9
Retail certificates of deposit	2,394,940	12.6	2,461,531	13.3	2,829,942	16.0
Other domestic time deposits	607,450	3.2	631,205	3.4	677,695	3.8

Total Core Deposits	15,789,239	83.2	15,451,101	83.6	15,309,175	86.6

Domestic time deposits of $100,000 or more	791,320	4.2	789,341	4.3	798,289	4.5
Brokered time deposits and negotiable CDs	1,941,963	10.2	1,771,738	9.6	1,223,850	6.9
Foreign time deposits	466,324	2.4	475,215	2.5	357,670	2.0

Total Deposits	$18,988,846	100.0	$18,487,395	100.0	$17,688,984	100.0

By Business Segment (2)
Regional Banking
Central Ohio	$4,378,076	23.1	$4,183,982	22.6	$4,070,733	23.0
Northern Ohio	3,516,912	18.5	3,505,457	19.0	3,528,762	19.9
Southern Ohio / Kentucky	1,475,667	7.8	1,441,875	7.8	1,337,063	7.6
West Michigan	2,609,148	13.7	2,457,296	13.3	2,514,931	14.2
East Michigan	2,030,127	10.7	1,988,200	10.8	2,007,732	11.4
West Virginia	1,291,645	6.8	1,314,450	7.1	1,325,614	7.5
Indiana	637,354	3.4	647,662	3.5	622,570	3.5

Total Regional Banking	15,938,929	84.0	15,538,922	84.1	15,407,405	87.1

Dealer Sales	77,095	0.4	77,408	0.4	70,070	0.4
Private Financial Group	1,057,424	5.6	1,164,020	6.3	960,056	5.4
Treasury / Other (1)	1,915,398	10.0	1,707,045	9.2	1,251,453	7.1

Total Deposits	$18,988,846	100.0	$18,487,395	100.0	$17,688,984	100.0

(1)	Comprised largely of brokered deposits and negotiable CDs.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets

	Average Balances
(in millions)	2004	2003				Change March ‘04 vs. ‘03
Fully Tax Equivalent Basis	First	Fourth	Third	Second	First	Amount	Percent
Assets
Interest bearing deposits in banks	$79	$83	$90	$45	$37	$42	N.M. %
Trading account securities	16	11	11	23	12	4	33.3
Federal funds sold and securities purchased under resale agreements	92	117	103	69	57	35	61.4
Mortgages held for sale	207	295	898	602	459	(252)	(54.9)
Securities:
Taxable	4,646	4,093	3,646	3,385	3,016	1,630	54.0
Tax exempt	437	424	358	291	289	148	51.2

Total Securities	5,083	4,517	4,004	3,676	3,305	1,778	53.8

Loans and Leases:
Commercial and industrial	5,365	5,382	5,380	5,626	5,623	(258)	(4.6)
Real Estate
Construction	1,322	1,297	1,258	1,239	1,187	135	11.4
Commercial	2,876	2,830	2,744	2,621	2,565	311	12.1
Consumer
Automobile loans	3,041	3,529	3,594	2,830	3,079	(38)	(1.2)
Automobile leases	1,988	1,802	1,590	1,306	1,006	982	97.6

Automobile loans and leases	5,029	5,331	5,184	4,136	4,085	944	23.1

Home equity	3,880	3,678	3,503	3,359	3,238	642	19.8
Residential mortgage	2,674	2,501	2,075	1,887	1,832	842	46.0
Other loans	356	387	367	379	389	(33)	(8.5)

Total Consumer	11,939	11,897	11,129	9,761	9,544	2,395	25.1

Total Loans and Leases	21,502	21,406	20,511	19,247	18,919	2,583	13.7

Allowance for loan and lease losses	313	350	330	304	337	(24)	(7.1)

Net loans and leases	21,189	21,056	20,181	18,943	18,582	2,607	14.0

Total earning assets	26,979	26,429	25,617	23,662	22,789	4,190	18.4

Operating lease assets	1,166	1,355	1,565	1,802	2,076	(910)	(43.8)
Cash and due from banks	740	766	747	735	740	0	—
Intangible assets	217	217	218	218	218	(1)	(0.5)
All other assets	2,046	2,005	2,067	1,985	1,950	96	4.9

Total Assets	$30,835	$30,422	$29,884	$28,098	$27,436	$3,399	12.4%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits	$3,017	$3,131	$3,218	$3,046	$2,958	$59	2.0%
Interest bearing demand deposits	6,609	6,466	6,558	6,100	5,597	1,012	18.1
Savings deposits	2,819	2,824	2,808	2,804	2,771	48	1.7
Retail certificates of deposit	2,399	2,492	2,561	2,798	2,963	(564)	(19.0)
Other domestic time deposits	637	631	656	673	682	(45)	(6.6)

Total core deposits	15,481	15,544	15,801	15,421	14,971	510	3.4

Domestic time deposits of $100,000 or more	788	828	803	808	769	19	2.5
Brokered time deposits and negotiable CDs	1,907	1,851	1,421	1,241	1,155	752	65.1
Foreign time deposits	549	522	536	426	514	35	6.8

Total deposits	18,725	18,745	18,561	17,896	17,409	1,316	7.6

Short-term borrowings	1,603	1,433	1,393	1,635	1,947	(344)	(17.7)
Federal Home Loan Bank advances	1,273	1,273	1,273	1,267	1,216	57	4.7
Subordinated notes and other long-term debt, including preferred capital securities	5,557	5,432	5,197	4,010	3,570	1,987	55.7

Total interest bearing liabilities	24,141	23,752	23,206	21,762	21,184	2,957	14.0

All other liabilities	1,399	1,311	1,221	1,139	1,128	271	24.0
Shareholders’ equity	2,278	2,228	2,239	2,151	2,166	112	5.2

Total Liabilities and Shareholders’ Equity	$30,835	$30,422	$29,884	$28,098	$27,436	$3,399	12.4%

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis

	Average Rates (3)
(in millions)	2004	2003
Fully Tax Equivalent Basis (1)	First	Fourth	Third	Second	First
Assets
Interest bearing deposits in banks	0.71%	0.60%	0.51%	1.58%	1.61%
Trading account securities	3.98	2.39	4.70	4.15	4.63
Federal funds sold and securities purchased under resale agreements	1.41	1.30	1.92	2.19	2.14
Mortgages held for sale	5.33	5.31	5.16	5.42	5.56
Securities:
Taxable	4.06	4.24	4.23	4.58	5.15
Tax exempt	6.88	6.91	6.93	6.91	6.86

Total Securities	4.30	4.49	4.47	4.77	5.30

Loans and Leases: (2)
Commercial and industrial	4.49	4.82	4.84	5.26	5.40
Real Estate
Construction	3.68	4.24	4.17	4.07	4.06
Commercial	4.70	4.99	5.22	5.28	5.60
Consumer
Automobile loans	6.93	6.90	7.19	7.74	7.85
Automobile leases	4.94	4.98	4.99	4.69	6.04

Automobile loans and leases	6.14	6.25	6.51	6.78	7.40

Home equity	4.82	4.87	5.09	5.02	5.17
Residential mortgage	5.44	5.20	5.32	5.76	5.95
Other loans	7.24	7.19	7.38	7.22	6.60

Total Consumer	5.52	5.64	5.87	5.99	6.33

Total Loans and Leases	5.04	5.26	5.41	5.56	5.82

Total earning assets	4.89%	5.11%	5.23%	5.42%	5.72%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits
Interest bearing demand deposits	0.88%	0.91%	1.04%	1.39%	1.43%
Savings deposits	0.94	1.22	1.35	1.55	1.85
Retail certificates of deposit	3.47	3.54	3.51	3.75	3.87
Other domestic time deposits	3.48	3.69	3.89	3.85	4.00

Total core deposits	1.53	1.65	1.76	2.09	2.27

Domestic time deposits of $100,000 or more	2.14	2.37	2.32	2.55	2.76
Brokered time deposits and negotiable CDs	1.51	1.52	1.63	1.79	1.98
Foreign time deposits	0.72	0.75	0.85	1.03	1.06

Total deposits	1.53	1.64	1.75	2.06	2.23

Short-term borrowings	0.83	0.78	0.85	1.06	1.16
Federal Home Loan Bank advances	2.50	2.24	1.81	1.76	1.84
Subordinated notes and other long-term debt, including preferred capital securities	2.33	2.63	2.78	2.85	3.12

Total interest bearing liabilities	1.71%	1.85%	1.93%	2.11%	2.26%

Net interest rate spread	3.18%	3.26%	3.30%	3.31%	3.46%
Impact of non-interest bearing funds on margin	0.18	0.16	0.16	0.16	0.17

Net Interest Margin	3.36%	3.42%	3.46%	3.47%	3.63%

(1)	Fully tax equivalent yields are calculated assuming a 35% tax rate. See page 5 for the fully taxable equivalent adjustment.

(2)	Individual loan and lease components include applicable non-deferrable fees.

(3)	Loan and lease and deposit average rates include impact of applicable derivatives.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data

	2004	2003
(in thousands, except per share amounts)	First	Fourth	Third	Second	First
Total Interest Income	$325,931	$335,097	$333,320	$317,325	$320,014
Total Interest Expense	103,246	110,782	112,849	114,884	118,255

Net Interest Income	$222,685	$224,315	$220,471	$202,441	$201,759
Provision for credit losses	25,596	26,341	51,615	49,193	36,844

Net Interest Income After Provision for Credit Losses	197,089	197,974	168,856	153,248	164,915

Operating lease income	88,867	105,307	117,624	128,574	138,193
Service charges on deposit accounts	41,837	44,763	42,294	40,914	39,869
Trust services	16,323	15,793	15,365	15,580	14,911
Brokerage and insurance income	15,197	14,344	13,807	14,196	15,497
Mortgage banking	(4,296)	9,677	30,193	7,185	11,125
Bank Owned Life Insurance income	10,485	10,410	10,438	11,043	11,137
Other service charges and fees	9,513	9,237	10,499	11,372	10,338
Gain on sales of automobile loans	9,004	16,288	—	13,496	10,255
Gain on sale of branch offices	—	—	13,112	—	—
Securities gains (losses)	15,090	1,280	(4,107)	6,887	1,198
Other	25,619	19,411	23,543	27,704	20,401

Total Non-Interest Income	227,639	246,510	272,768	276,951	272,924

Personnel costs	121,624	115,762	113,170	105,242	113,089
Operating lease expense	70,710	85,609	93,134	102,939	111,588
Outside data processing and other services	18,462	15,957	17,478	16,104	16,579
Equipment	16,086	16,840	16,328	16,341	16,412
Net occupancy	16,763	14,925	15,570	15,377	16,609
Professional services	7,299	12,175	11,116	9,872	9,285
Marketing	7,839	6,895	5,515	8,454	6,626
Telecommunications	5,194	5,272	5,612	5,394	5,701
Loss on early extinguishment of debt	—	15,250	—	—	—
Printing and supplies	3,016	3,417	3,658	2,253	3,681
Amortization of intangibles	204	204	204	204	204
Restructuring reserve releases	—	(351)	—	(5,315)	(1,000)
Other	18,457	25,510	18,397	20,168	16,705

Total Non-Interest Expense	285,654	317,465	300,182	297,033	315,479

Income Before Income Taxes	139,074	127,019	141,442	133,166	122,360
Income taxes	34,901	33,758	37,230	36,676	30,630

Income before cumulative effect of change in accounting principle	104,173	93,261	104,212	96,490	91,730
Cumulative effect of change in accounting principle, net of tax (1)	—	—	(13,330)	—	—

Net Income	$104,173	$93,261	$90,882	$96,490	$91,730

Average common shares - diluted	232,915	231,986	230,966	230,572	232,805
Per Common Share
Income before cumulative effect of change in accounting principle - Diluted	$0.45	$0.40	$0.45	$0.42	$0.39
Net Income - Diluted	$0.45	$0.40	$0.39	$0.42	$0.39
Cash Dividends Declared	$0.175	$0.175	$0.175	$0.16	$0.16
Return on:
Average total assets (2)	1.36%	1.22%	1.38%	1.38%	1.36%
Average total shareholders’ equity (2)	18.4%	16.6%	18.5%	18.0%	17.2%
Net interest margin (3)	3.36%	3.42%	3.46%	3.47%	3.63%
Efficiency ratio (4)	65.1%	67.1%	60.0%	62.5%	66.3%
Effective tax rate	25.1%	26.6%	26.3%	27.5%	25.0%
Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$222,685	$224,315	$220,471	$202,441	$201,759
Tax Equivalent Adjustment (3)	3,023	2,954	2,558	2,076	2,096

Net Interest Income	225,708	227,269	223,029	204,517	203,855
Non-Interest Income	227,639	246,510	272,768	276,951	272,924

Total Revenue	$453,347	$473,779	$495,797	$481,468	$476,779

Total Revenue Excluding Securities Gains (Losses)	$438,257	$472,499	$499,904	$474,581	$475,581

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q04 vs 4Q03		1Q04 vs 1Q03
(in thousands, except per share amounts)	$ Chg	% Chg	$ Chg	% Chg
Total Interest Income	$(9,166)	(2.7%)	$5,917	1.8%
Total Interest Expense	(7,536)	(6.8%)	(15,009)	(12.7%)

Net Interest Income	(1,630)	(0.7%)	20,926	10.4%
Provision for credit losses	(745)	(2.8%)	(11,248)	(30.5%)

Net Interest Income After Provision for Credit Losses	(885)	(0.4%)	32,174	19.5%

Operating lease income	(16,440)	(15.6%)	(49,326)	(35.7%)
Service charges on deposit accounts	(2,926)	(6.5%)	1,968	4.9%
Trust services	530	3.4%	1,412	9.5%
Brokerage and insurance income	853	5.9%	(300)	(1.9%)
Mortgage banking	(13,973)	N.M.	(15,421)	N.M.
Bank Owned Life Insurance income	75	0.7%	(652)	(5.9%)
Other service charges and fees	276	3.0%	(825)	(8.0%)
Gain on sales of automobile loans	(7,284)	(44.7%)	(1,251)	(12.2%)
Gain on sale of branch offices	—	N.M.	—	N.M.
Securities gains (losses)	13,810	N.M.	13,892	N.M.
Other	6,208	32.0%	5,218	25.6%

Total Non-Interest Income	(18,871)	(7.7%)	(45,285)	(16.6%)

Personnel costs	5,862	5.1%	8,535	7.5%
Operating lease expense	(14,899)	(17.4%)	(40,878)	(36.6%)
Outside data processing and other services	2,505	15.7%	1,883	11.4%
Equipment	(754)	(4.5%)	(326)	(2.0%)
Net occupancy	1,838	12.3%	154	0.9%
Professional services	(4,876)	(40.0%)	(1,986)	(21.4%)
Marketing	944	13.7%	1,213	18.3%
Telecommunications	(78)	(1.5%)	(507)	(8.9%)
Loss on early extinguishment of debt	(15,250)	(100.0%)	—	N.M.
Printing and supplies	(401)	(11.7%)	(665)	(18.1%)
Amortization of intangibles	—	0.0%	—	0.0%
Restructuring reserve releases	351	(100.0%)	1,000	(100.0%)
Other	(7,053)	(27.6%)	1,752	10.5%

Total Non-Interest Expense	(31,811)	(10.0%)	(29,825)	(9.5%)

Income Before Income Taxes	12,055	9.5%	16,714	13.7%
Income taxes	1,143	3.4%	4,271	13.9%

Income before cumulative effect of change in accounting principle	10,912	11.7%	12,443	13.6%
Cumulative effect of change in accounting principle, net of tax (1)	—	N.M.	—	N.M.

Net Income	$10,912	11.7%	$12,443	13.6%

Average common shares - diluted	929	0.4%	110	0.0%
Per Common Share
Income before cumulative effect of change in accounting principle - Diluted	$0.05	12.5%	$0.06	15.4%
Net Income - Diluted	$0.05	12.5%	$0.06	15.4%
Cash Dividends Declared	$—	0.0%	$0.02	9.4%
Return on:
Average total assets (2)	0.14%	11.7%	0.00%	0.0%
Average total shareholders’ equity (2)	1.78%	10.7%	1.21%	7.1%
Net interest margin (3)	(0.06%)	(1.8%)	(0.27%)	(7.4%)
Efficiency ratio (4)	(2.01%)	(3.0%)	(1.16%)	(1.7%)
Effective tax rate	(1.48%)	(5.6%)	0.06%	0.3%
Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$(1,630)	(0.7%)	$20,926	10.4%
Tax Equivalent Adjustment (3)	69	2.3%	927	44.2%

Net Interest Income	(1,561)	(0.7%)	21,853	10.7%
Non-Interest Income	(18,871)	(7.7%)	(45,285)	(16.6%)

Total Revenue	(20,432)	(4.3%)	(23,432)	(4.9%)

Total Revenue Excluding Securities Gains (Losses)	$(34,242)	(7.2%)	$(37,324)	(7.8%)

(1)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.

(2)	Based on income before cumulative effect of change in accounting principle, net of tax.

(3)	Calculated assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangible assets divided by the sum of fully taxable equivalent net interest income and non-interest income excluding securities gains (losses).

N.M. - Not Meaningful.

Huntington Bancshares Incorporated
Quarterly Credit Reserves and Net Charge-off Analysis

	2004	2003
(in thousands)	First	Fourth	Third	Second	First
Allowance for Loan and Leases Losses, Beginning of Period	$299,732	$336,398	$307,667	$303,636	$324,827
Loan and lease losses	(37,167)	(68,023)	(43,261)	(49,985)	(40,265)
Recoveries of loans previously charged off	8,540	12,880	10,487	8,929	7,429

Net loan and lease losses	(28,627)	(55,143)	(32,774)	(41,056)	(32,836)

Provision for credit losses	25,596	26,341	51,615	49,193	36,844
Net change in allowance for unfunded loan commitments and letters of credit	3,433	(1,785)	(457)	101	(21,560)
Allowance of assets sold and securitized(1)	(4,757)	(6,079)	10,347	(4,207)	(3,639)

Allowance for Loan and Lease Losses, End of Period	$295,377	$299,732	$336,398	$307,667	$303,636

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$35,522	$33,737	$33,280	$33,381	$11,821
Net change	(3,433)	1,785	457	(101)	21,560

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$32,089	$35,522	$33,737	$33,280	$33,381

Allowance for loan and lease losses as a % of:
Total loans and leases	1.39%	1.42%	1.59%	1.61%	1.61%
Non-performing loans and leases	383%	397%	276%	256%	240%
Non-performing assets	322%	343%	245%	230%	216%
Allowance for loan and lease losses plus allowance for unfunded loan commitments and letters of credit as a % of:
Total loans and leases	1.55%	1.59%	1.75%	1.79%	1.78%
Non-performing loans and leases	425%	444%	304%	284%	266%
Non-performing assets	357%	384%	270%	255%	239%
Net Charge-offs by Loan and Lease Type
Commercial and industrial	$5,956	$31,186	$12,222	$26,546	$14,904
Commercial real estate	1,637	5,743	3,621	607	546

Total commercial	7,593	36,929	15,843	27,153	15,450

Consumer
Automobile loans	13,422	11,346	10,773	7,524	10,623
Automobile leases	3,159	1,936	1,450	1,422	920

Automobile loans and leases	16,581	13,282	12,223	8,946	11,543

Home equity	3,116	3,464	3,416	3,671	4,053
Residential mortgage	316	174	246	267	145
Other loans	1,021	1,294	1,046	1,019	1,645

Total consumer	21,034	18,214	16,931	13,903	17,386

Total Net Charge-offs	$28,627	$55,143	$32,774	$41,056	$32,836

Net Charge-offs - Annualized Percentages
Commercial and industrial	0.44%	2.32%	0.91%	1.89%	1.06%
Commercial real estate	0.16	0.56	0.36	0.06	0.06

Total commercial	0.32	1.55	0.68	1.14	0.66

Consumer
Automobile loans	1.77	1.29	1.20	1.06	1.38
Automobile leases	0.64	0.43	0.36	0.44	0.37

Automobile loans and leases	1.32	1.00	0.94	0.87	1.13

Home equity	0.32	0.38	0.39	0.44	0.50
Residential mortgage	0.05	0.03	0.05	0.06	0.03
Other loans	1.15	1.34	1.14	1.08	1.69

Total consumer	0.70	0.61	0.61	0.57	0.73

Net Charge-offs as a % of Average Loans	0.53%	1.03%	0.64%	0.85%	0.69%

(1) The third quarter 2003 includes the reserve for loan losses associated with automobile loans contained in one of Huntington’s securitization trusts consolidated as a result of the adoption of FASB Interpretation No. 46 on July 1, 2003.

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases

		2003
(in thousands)	First	Fourth	Third	Second	First
Non-accrual loans and leases:
Commercial and industrial	$45,056	$43,387	$82,413	$86,021	$94,754
Commercial real estate	20,019	22,399	30,545	22,398	22,585
Residential mortgage	12,052	9,695	8,923	11,735	9,302

Total Non-Performing Loans and Leases	77,127	75,481	121,881	120,154	126,641
Other real estate, net	14,567	11,905	15,196	13,568	14,084

Total Non-Performing Assets	$91,694	$87,386	$137,077	$133,722	$140,725

Non-performing loans and leases as a % of total loans and leases	0.36%	0.36%	0.58%	0.63%	0.67%
Non-performing assets as a % of total loans and leases and other real estate	0.43%	0.41%	0.65%	0.70%	0.74%
Accruing loans and leases past due 90 days or more	$59,697	$55,913	$66,060	$55,287	$57,241
Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.28%	0.27%	0.31%	0.29%	0.30%

		2003
(in thousands)	First	Fourth	Third	Second	First
Non-Performing Assets, Beginning of Period	$87,386	$137,077	$133,722	$140,725	$136,723
New non-performing assets	27,208	38,367	52,213	83,104	48,359
Returns to accruing status	(54)	(454)	(319)	(9,866)	(5,993)
Loan and lease losses	(10,463)	(39,657)	(22,090)	(30,204)	(17,954)
Payments	(10,717)	(22,710)	(18,905)	(26,831)	(15,440)
Sales	(1,666)	(25,237)	(7,544)	(23,206)	(4,970)

Non-Performing Assets, End of Period	$91,694	$87,386	$137,077	$133,722	$140,725

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data

Quarterly Common Stock Summary

	2004	2003
	First	Fourth	Third	Second	First
Common Stock Price
High(1)	$23.780	$22.550	$20.890	$21.540	$19.800
Low(1)	21.000	19.850	19.220	18.030	17.780
Close	22.030	22.500	19.850	19.510	18.590
Average Closing Price	22.501	21.584	20.199	19.790	18.876
Dividends
Cash dividends declared on common stock	$0.175	$0.175	$0.175	$0.16	$0.16
Common shares outstanding (000s)
Average — Basic	229,227	228,902	228,715	228,633	231,355
Average — Diluted	232,915	231,986	230,966	230,572	232,805
Ending	229,410	229,008	228,870	228,660	228,642
Book value per share	$10.31	$9.93	$9.79	$9.63	$9.43
Common Share Repurchase Program (000s)
Number of Shares Repurchased	—	—	—	—	4,300

(1) High and low stock prices are intra-day quotes obtained from NASDAQ.

Capital Data - End of Period

	2004	2003
(in millions)	First	Fourth	Third	Second	First
Total Risk-Adjusted Assets(2)	$28,236	$28,164	$27,949	$27,456	$27,337
Tier 1 Risk-Based Capital Ratio(3)	8.75%	8.53%	8.40%	8.35%	8.16%
Total Risk-Based Capital Ratio(2)	12.67%	11.95%	11.19%	11.16%	11.04%
Tier 1 Leverage Ratio(2)	8.08%	7.98%	7.94%	8.25%	8.22%
Tangible Equity / Asset Ratio	6.95%	6.79%	6.77%	7.06%	7.00%
Tangible Equity / Risk-Weighted Assets Ratio(2)	7.61%	7.30%	7.24%	7.23%	7.09%

Other Data - End of Period

	2004	2003
	First	Fourth	Third	Second	First
Number of employees (full-time equivalent)	7,915	7,983	7,906	7,986	8,134
Number of domestic full-service banking offices(3)	337	338	337	341	342

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance

	2004	2003
	First	Fourth	Third	Second	First
Balance Sheet (in millions)
Average operating lease assets outstanding	$1,166	$1,355	$1,565	$1,802	$2,076

Income Statement (in thousands)
Net rental income	$86,318	$98,223	$109,645	$120,502	$130,274
Fees	742	5,204	5,372	5,414	5,633
Recoveries - early terminations	1,807	1,880	2,607	2,658	2,286

Total Operating Lease Income	88,867	105,307	117,624	128,574	138,193

Depreciation and residual losses at termination	63,823	76,768	83,112	91,387	99,283
Losses - early terminations	6,887	8,841	10,022	11,552	12,305

Total Operating Lease Expense	70,710	85,609	93,134	102,939	111,588

Net Earnings Contribution	$18,157	$19,698	$24,490	$25,635	$26,605

Earnings ratios(1)
Net rental income	29.6%	29.0%	28.0%	26.7%	25.1%
Depreciation and residual losses at termination	21.9%	22.7%	21.2%	20.3%	19.1%

Definition of terms:

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.